Exhibit 10.9

Fluorescent Lamp Ballasts: First Quarter 2006	Issued June 2006

MQ335C(06)-1

Current
Industrial
Reports

USCENSUSBUREAU	U.S. Department of Commerce
Economics and Statistics Administration
Helping You Make Informed Decisions	U.S. CENSUS BUREAU

Table 1. Summary of Shipments of Fluorescent Lamp Ballasts: 2002 to 2006
[Quantity in thousands of ballasts. Value in thousands of dollars]

	Total		Magnetic type		Electronic type
Quarter and year
	Quantity	Value	Quantity	Value	Quantity	Value
2006

First quarter	21,114	198,026	4,389	39,683	16,725	158,343

2005

Total	83,679	784,399	22,485	189,359	61,194	595,040

Fourth quarter	19,561	183,036	4,502	38,560	15,059	144,476
Third quarter	20,770	193,791	4,565	38,007	16,205	155,784
Second quarter	21,580	201,783	6,046	49,554	15,534	152,229
First quarter	21,768	205,789	7,372	63,238	14,396	142,551

2004

Total	87,963	797,807	28,845	218,419	59,118	579,388

Fourth quarter	21,600	201,633	7,295	57,830	14,305	143,803
Third quarter	21,982	196,876	7,074	51,050	14,908	145,826
Second quarter	23,974	207,777	7,649	51,728	16,325	156,049
First quarter	20,407	191,521	6,827	57,811	13,580	133,710

2003

Total	89,711	801,539	35,234	244,147	54,477	557,392

Fourth quarter	22,132	200,070	8,656	61,750	13,476	138,320
Third quarter	22,538	201,331	8,495	57,429	14,043	143,902
Second quarter	22,173	196,722	8,453	56,871	13,720	139,851
First quarter	22,868	203,416	9,630	68,097	13,238	135,319

2002

Total	94,497	836,364	40,677	263,258	53,820	573,106

Fourth quarter	23,317	204,234	10,296	68,183	13,021	136,051
Third quarter	23,629	207,033	9,615	61,267	14,014	145,766
Second quarter	23,465	212,503	9,607	60,717	13,858	151,786
First quarter	24,086	212,594	11,159	73,091	12,927	139,503

Table 2. Shipments of Fluorescent Lamp Ballasts by Product
[Quantity in thousands of ballasts. Value in thousands of dollars]

			First		Fourth
		No.	quarter 2006		quarter 2005
Product	Product description	of
code		cos.	Quantity	Value	Quantity		Value
3353115	Fluorescent lamp ballasts	10	21,114	198,026	19,561		183,036

	Magnetic type	9	4,389	39,683	4,502	r/	38,560
	Uncorrected power-factor type (less than 85 percent power factor)	7	1,164	4,549	1,250		4,543
	Preheat start:
3353115103	Single-ended compact lamps	5	236	725	297		857
3353115105	Linear and circline lamps up to 20 watt	4	572	1,559	559		1,470
3353115107	Linear and circline lamps 21 watts and over	6	(D)	524	(D)		511
3353115109	All other magnetic uncorrected power-factor type, including rapid start	6	(D)	1,741	(D)		1,705
	Corrected power-factor type (85 percent power factor or above)	8	3,225	35,134	3,252	r/	34,017
	Slimline and instant start:
3353115111	Two-lamp 75W/96T12/IS and 57W/72T12/IS	6	744	8,583	650		7,591
3353115113	Other slimline and instant start	5	(D)	(D)	(D)		(D)
	Rapid start:
3353115115	One-lamp 40W/48T12/RS	5	82	512	79		469
3353115117	Two-lamp 40W/48T12/RS	6	(D)	(D)	(D)		(D)
3353115119	Two-lamp 32W/48T8/RS	4	24	211	(D)		(D)
	All other rapid start:
3353115121	800 to 1000 mA	5	(D)	12,153	(D)	r/	11,947
3353115123	1500 mA	3	(D)	(D)	(D)		(D)
3353115125	Other rapid start	5	(D)	(D)	(D)		(D)
	Preheat start:
3353115127	Single-ended compact lamps	4	70	707	62		607
3353115129	Linear and circline lamps	1	(D)	(D)	(D)		(D)
3353115131	All other magnetic corrected power-factor type	1	(D)	(D)	(D)		(D)

	Electronic type	8	16,725	158,343	15,059		144,476
	Uncorrected power-factor type (less than 90 percent power factor)	6	(D)	1,266	155		1,252
3353115133	Single-ended compact lamps	1	(D)	(D)	(D)		(D)
3353115135	All other electronic uncorrected power-factor type	6	(D)	(D)	(D)		(D)
	Corrected power-factor type (90 percent power factor or above)	7	(D)	157,077	14,904		143,224
	Instant start:
3353115137	One- and two-lamp 32W/48T8	6	5,866	42,948	5,268		39,211
3353115139	Three- and four-lamp 32W/48T8	5	5,033	44,910	4,750		43,174
3353115141	Two-lamp 59W/96T8	4	316	4,140	319		4,224
3353115143	Two-lamp 75W/96T12/1S	3	(D)	(D)	(D)		(D)
3353115144	Linear T5	1	(D)	(D)	(D)		(D)
3353115145	All other instant start	4	223	2,763	211		2,649
	Rapid start:
3353115147	All 32W/48T8	5	670	7,502	529		6,257
3353115149	All other T8, 4 foot and less	-	-	-	-		-
3353115151	Two-lamp 40W/48T12/RS	3	(D)	(D)	(D)		(D)
3353115153	800 mA	4	(D)	1,808	68		1,665
3353115154	Compact fluorescent up to and including 26W	4	1,535	13,944	1,464		13,385
3353115156	Compact fluorescent 27W and over	4	317	4,048	258		3,341
3353115158	Linear T5, normal output	4	(D)	(D)	(D)		(D)
3353115160	Linear T5, high output	4	903	15,014	787		13,230
3353115162	Dimming, linear	3	169	4,998	(D)		(D)
3353115164	Dimming, compact fluorescent	2	(D)	(D)	(D)		(D)
3353115166	All other rapid start	4	85	1,830	70		1,456
3353115168	All other electronic corrected power-factor type	3	(D)	883	(D)		536

- Represents zero. D Withheld to avoid disclosing data for individual companies.    mA Miliampere.    r/Revised by 5 percent or more from previously published data.

Table 3. Shipments of Fluorescent Lamp Ballasts by Distribution Channel
[Quantity in thousands of ballasts. Value in thousands of dollars]

	First		Fourth
	quarter 2006		quarter 2005
Product description
	Quantity	Value	Quantity		Value
Fluorescent lamp ballasts	21,114	198,026	19,561		183,036
Shipments to original equipment manufacturers (OEM)	15,511	130,759	14,159		119,156
Shipments to distribution	5,603	67,267	5,402		63,880

Magnetic type	4,389	39,683	4,502	r/	38,560
Shipments to original equipment manufacturers (OEM)	2,531	16,538	2,611	r/	16,859
Shipments to distribution	1,858	23,145	1,891	r/	21,701

Magnetic uncorrected power-factor type	1,164	4,549	1,250		4,543
Shipments to original equipment manufacturers (OEM)	991	3,545	(D)		(D)
Shipments to distribution	173	1,004	(D)		(D)

Magnetic corrected power-factor type	3,225	35,134	3,252		34,017
Shipments to original equipment manufacturers (OEM)	1,540	12,993	(D)		(D)
Shipments to distribution	1,685	22,141	(D)		(D)

Electronic type	16,725	158,343	15,059		144,476
Shipments to original equipment manufacturers (OEM)	12,980	114,221	11,548		102,297
Shipments to distribution	3,745	44,122	3,511		42,179

Electronic uncorrected power factor type	(D)	1,266	155		1,252
Shipments to original equipment manufacturers (OEM)	(D)	1,209	(D)		(D)
Shipments to distribution	(D)	57	(D)		(D)

Electronic corrected power factor type	(D)	157,077	14,904		143,224
Shipments to original equipment manufacturers (OEM)	(D)	113,012	(D)		(D)
Shipments to distribution	(D)	44,065	(D)		(D)

D Withheld to avoid disclosing data for individual companies.    r/Revised by 5 percent or more from previously published data.

Table 4. Shipments, Exports, and Imports of Fluorescent Lamp Ballasts: 2002 to 2006
[Quantity in thousands of ballasts. Value in thousands of dollars]

	Manufacturers'		Exports of domestic		Imports for
	shipments		merchandise 1/		consumption 3/
Quarter and year
	Quantity	Value f.o.b. plant	Quantity 2/	Value at port 2/	Quantity 2/	Value 2/ 4/

2006

First quarter	21,114	198,026	2,597	26,336	26,137	189,777

2005

Total	83,679	784,399	10,268	88,020	110,834	768,943

Fourth quarter	19,561	183,036	2,810	23,643	29,546	196,967
Third quarter	20,770	193,791	2,818	23,003	26,386	192,983
Second quarter	21,580	201,783	2,425	20,387	27,254	189,627
First quarter	21,768	205,789	2,215	20,987	27,648	189,366

2004

Total	87,963	797,807	12,213	81,641	106,402	741,551

Fourth quarter	21,600	201,633	2,756	17,993	25,025	180,583
Third quarter	21,982	196,876	2,907	20,590	25,141	177,597
Second quarter	23,974	207,777	2,860	21,139	27,932	192,687
First quarter	20,407	191,521	3,690	21,919	28,304	190,684

2003

Total	89,711	801,539	19,584	141,815	105,574	711,073

Fourth quarter	22,132	200,070	4,651	33,950	26,401	181,758
Third quarter	22,538	201,331	4,120	28,730	25,663	175,407
Second quarter	22,173	196,722	5,119	34,187	25,421	169,109
First quarter	22,868	203,416	5,694	44,948	28,089	184,799

2002

Total	94,497	836,364	20,619	170,923	116,176	679,508

Fourth quarter	23,317	204,234	4,238	38,009	27,948	175,735
Third quarter	23,629	207,033	5,169	44,162	27,241	172,870
Second quarter	23,465	212,503	6,376	46,355	29,323	170,751
First quarter	24,086	212,594	4,836	42,397	31,664	160,152

1/Source: Census Bureau report EM 545, U.S. Exports. Schedule B export code is: 8504.10.0000.
2/Exports/imports are overstated due to the inclusion of specialty transformers classified in product class 3353113.
3/Source: Census Bureau report IM 145, U.S. Imports for Consumption. HTSUSA import code is: 8504.10.0000.
4/Value represents c.i.f. plus U.S. import duties.